EXHIBIT 99.1

State Auto Financial reports first quarter 2019 results
•Quarterly earnings of $1.12 per share
•Quarterly net income from operations1 of $0.31 per share
•Quarterly GAAP combined ratio of 99.7
•Return on equity of 7.5%
•Book value per share of $20.67

COLUMBUS, OHIO - May 2, 2019 - State Auto Financial Corporation (NASDAQ:STFC) today reported first quarter 2019 net income of $49.4 million, or $1.12 per diluted share, compared to a net loss of $2.1 million, or $0.05 per diluted share, for the same 2018 period. Net earnings from operations1 per diluted share for the first three months of 2019 was $0.31 versus $0.17 for the same 2018 period.
GAAP Operating Results
STFC’s GAAP combined ratio for the first three months of 2019 was 99.7 compared to 102.6 for the same 2018 period. Catastrophe losses for the first three months of 2019 accounted for 5.9 points of the 64.2 total loss ratio points, or $17.7 million, versus 3.1 points of the total 67.4 loss ratio points, or $9.8 million, for the same period in 2018. Non-catastrophe losses and ALAE for the first three months of 2019 included 6.9 points of favorable development relating to prior years, or $20.9 million, versus 5.1 points of favorable development, or $16.0 million, for the same period in 2018.
SAP Personal and Commercial Operating Results
The exit from our specialty insurance business resulted in the elimination of specialty insurance as a reportable segment as it no longer is material to our results. Specialty results, labeled as "specialty run-off," are included in the SAP Insurance Segment Results table below to enable reconciliation to total underwriting results.
Net written premium for the first three months of 2019 increased 4.7% compared to the same period in 2018. Net written premium for the personal and commercial segments increased 11.6% and 5.9%, respectively. The increase in the personal segment was primarily due to (i) rate actions taken to improve the profitability in personal auto partially offset by lower retention, and (ii) new business growth and a higher level of homeowners policies in force. The increase in the commercial segment was led by new business growth in commercial auto and middle market commercial. The improvements were partially offset by a decrease in net written premiums in workers’ compensation due to continued intense competition in this market.
The SAP personal and commercial segments' combined ratio2 for the first quarter 2019 was 99.7 compared to 101.4 for the same 2018 period. Catastrophe losses during the first quarter 2019 accounted for 5.8 points of the total 63.6 loss ratio points, or $17.2 million, versus 3.7 points of the total 66.5 loss ratio points, or $9.8 million, for the same period in 2018. Non-catastrophe losses and ALAE during the first quarter 2019 included 7.4 points of favorable development relating to prior years, or $22.2 million, versus 6.0 points of favorable development, or $16.3 million, for the same period in 2018.
Book Value and Return on Equity
STFC’s book value increased to $20.67 per share as of March 31, 2019, compared to $18.91 on December 31, 2018. This was driven by increases in the market value of our investment portfolio and net income from operations.
Return on stockholders’ equity for the 12 months ended March 31, 2019, was 7.5% compared to (1.1)% for the 12 months ended March 31, 2018.

STFC’s Chairman, President and CEO Mike LaRocco commented on the quarter as follows:
"We once again delivered profitable growth during first quarter 2019, following our strong 2018 results. The personal and commercial segments' combined ratio for the first quarter was 99.7, a 1.7-point improvement over first quarter 2018, largely driven by personal auto, small commercial package and workers compensation. Our go forward lines delivered a 9.2% increase in net written premium. Our distribution partners clearly see the value in our products and platform and are responding.
"This was a solid start to 2019. The trends we're seeing in both growth and losses are positive, and our focused improvements in pricing and claim handling are producing results. We're delivering innovative approaches to every aspect of our business. Our smart home product is now live in nine states, and we made significant progress toward launching a pilot program to make the property inspection process easier for our customers, and more efficient. Our use of robotic process automation is getting attention and gathering steam, with more than 50 bots now in production.
"State Auto is a different company than it was just four years ago. Now a customer-focused organization that's an insurance technology leader – and growing profitably."

About State Auto Financial Corporation
State Auto Financial Corporation, headquartered in Columbus, Ohio, is a super regional property and casualty insurance holding company and is proud to be a Trusted Choice® company partner. STFC stock is traded on the NASDAQ Global Select Market, which represents the top fourth of all NASDAQ listed companies.
The insurance subsidiaries of State Auto Financial Corporation are part of the State Auto Group. The State Auto Group markets its insurance products throughout the United States, through independent insurance agencies. The State Auto Group is rated A- (Excellent) by the A.M. Best Company and includes State Automobile Mutual, State Auto Property & Casualty, State Auto Ohio, State Auto Wisconsin, Milbank, Meridian Security, Patrons Mutual, Rockhill Insurance, Plaza Insurance, American Compensation and Bloomington Compensation. Additional information on State Auto Financial Corporation and the State Auto Insurance Companies can be found online at http://www.StateAuto.com/STFC.
1 Net earnings (loss) from operations, a non-GAAP financial measure which management believes is informative to Company management and investors, differs from GAAP net income (loss) only by the exclusion of net investment gain (loss), net of applicable taxes, on investment activity for the periods being reported. For STFC, this amounted to income of $0.81 per diluted share for the first quarter of 2019 versus income of $0.22 per diluted share for the first quarter 2018.
2 Insurance industry regulators require STFC's insurance subsidiaries to report their financial condition and results of operations using Statutory Accounting Practices ("SAP"). The SAP personal and commercial segments combined ratio is a measure used by management to evaluate STFC’s operating performance for its ongoing operations. Details behind the compilation of these results can be found on page 16 of this release.
STFC has scheduled a conference call with interested investors for Thursday, May 2, at 11 a.m. ET to discuss the Company’s first quarter 2019 performance. Live and archived broadcasts of the call can be accessed at http://www.StateAuto.com/STFC. A replay of the call can be heard beginning at 2 p.m., May 2, by calling 855-859-2056, conference ID 4067169. Supplemental schedules detailing the Company’s first quarter 2019 financial, sales and underwriting results are made available on http://www.StateAuto.com/STFC prior to the conference call.
* * * * *
Except for historical information, all other information in this news release consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in State Auto Financial's Form 10-K and Form 10-Q reports and exhibits to those reports, and include (but are not limited to) legislative changes at both the state and federal level, state and federal regulatory rule making promulgations and adjudications, class action litigation involving the insurance industry and judicial decisions affecting claims, policy coverages and the general costs of doing business, the impact of competition on products and pricing, inflation in the costs of the products and services insurance pays for, product development, geographic spread of risk, weather and weather-related events, and other types of catastrophic events. State Auto Financial undertakes no obligation to update or revise any forward-looking statements.

State Auto Financial Corporation

Media contact:
Kyle Anderson, 614-917-5497
Kyle.Anderson@StateAuto.com

or

Investor contact:
Natalie Schoolcraft, 614-917-4341
Natalie.Schoolcraft@StateAuto.com

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Selected Consolidated Financial Data
($ in millions, except per share amounts)
(unaudited)	Three months ended March 31
	2019	2018
Net premiums written	$306.0	$292.2

Earned premiums	302.7	314.9
Net investment income	19.4	19.9
Net investment gain	44.9	(11.7)
Other income	0.6	0.6
Total revenue	367.6	323.7

Income (loss) before federal income taxes	61.6	(3.3)

Federal income tax expense (benefit)	12.2	(1.2)
Net income (loss)	$49.4	$(2.1)

Earnings (loss) per common share:
- basic	$1.14	$(0.05)
- diluted	$1.12	$(0.05)
Earnings (loss) per share from operations (A):
- basic	$0.32	$0.17
- diluted	$0.31	$0.17
Weighted average shares outstanding:
- basic	43.3	42.6
- diluted	43.9	42.6
Return on average equity (LTM)	7.5%	(1.1)%
Book value per share	$20.67	$18.97
Dividends paid per share	$0.10	$0.10
Total shares outstanding	43.3	42.7

GAAP ratios:
Cat loss and ALAE ratio	5.9	3.1
Non-cat loss and LAE ratio	58.3	64.3
Loss and LAE ratio	64.2	67.4
Expense ratio	35.5	35.2
Combined ratio	99.7	102.6

(A) Reconciliation of non-GAAP financial measure:
Net income from operations:
Net income (loss)	$49.4	$(2.1)
Net investment gain (loss), net of tax	35.8	(9.2)
Net income from operations	$13.6	$7.1

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Balance Sheets
($ and shares in millions, except per share amounts)
(unaudited)	March 31	December 31
	2019	2018
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost $2,130.9 and $2,188.2, respectively)	$2,136.6	$2,159.5
Equity securities	363.9	315.0
Other invested assets	53.5	48.8
Other invested assets, at cost	5.6	5.6
Notes receivable from affiliate	70.0	70.0
Total investments	2,629.6	2,598.9

Cash and cash equivalents	72.3	59.8
Accrued investment income and other assets	36.6	32.4
Deferred policy acquisition costs	104.3	101.9
Reinsurance recoverable on losses and loss expenses payable	4.6	5.5
Prepaid reinsurance premiums	6.7	6.6
Current federal income taxes	6.3	5.9
Net deferred federal income taxes	57.7	77.8
Property and equipment, net	6.0	7.1
Total assets	$2,924.1	$2,895.9

LIABILITIES
Losses and loss expenses payable	$1,128.9	$1,146.8
Unearned premiums	587.5	584.2
Notes payable (affiliates $15.2 and $15.2, respectively)	122.0	122.0
Pension and postretirement benefits	82.4	83.0
Due to affiliate	18.4	22.4
Other liabilities	89.6	119.0
Total liabilities	2,028.8	2,077.4

STOCKHOLDERS' EQUITY
Common stock, without par value. Authorized 100.0 shares; 50.1 and 50.0 shares issued, respectively, at stated value of $2.50 per share	125.3	125.0
Treasury stock, 6.8 and 6.8 shares, respectively, at cost	(117.5)	(117.0)
Additional paid-in capital	198.4	194.2
Accumulated other comprehensive loss	(68.6)	(96.4)
Retained earnings	757.7	712.7
Total stockholders' equity	895.3	818.5
Total liabilities and stockholders' equity	$2,924.1	$2,895.9

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statements of Income
($ in millions, except per share amounts)
(unaudited)	Three months ended March 31
	2019	2018
Earned premiums	$302.7	$314.9
Net investment income	19.4	19.9
Net investment gain (loss)	44.9	(11.7)
Other income from affiliates	0.6	0.6
Total revenues	367.6	323.7

Losses and loss expenses	194.3	212.3
Acquisition and operating expenses	107.6	110.8
Interest expense	1.2	1.6
Other expenses	2.9	2.3
Total expenses	306.0	327.0

Income (loss) before federal income taxes	61.6	(3.3)
Federal income tax expense (benefit):
Current	(0.4)	(1.0)
Deferred	12.6	(0.2)
Federal income tax expense (benefit)	12.2	(1.2)
Net income (loss)	$49.4	$(2.1)
Earnings (loss) per common share:
Basic	$1.14	$(0.05)
Diluted	$1.12	$(0.05)
Dividends paid per common share	$0.10	$0.10

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Consolidated Statements of Comprehensive Income
($ in millions)
(unaudited)	Three months ended March 31
	2019	2018
Net income (loss)	$49.4	$(2.1)
Other comprehensive income (loss), net of tax:
Net unrealized holding gain (loss) on available-for-sale investments:
Unrealized holding gain (loss)	34.5	(36.7)
Reclassification adjustments for gains realized in net income	(0.1)	(0.4)
Income tax (expense) benefit	(7.2)	7.8
Total net unrealized holding gain (loss) on available- for-sale investments	27.2	(29.3)
Net unrecognized benefit plan obligations:
Reclassification adjustments for amortization to statements of income:
Prior service credit	(1.6)	(1.6)
Net actuarial loss	2.4	3.3
Income tax expense	(0.2)	(0.4)
Total net unrecognized benefit plan obligations	0.6	1.3
Other comprehensive income (loss)	27.8	(28.0)
Comprehensive income (loss)	$77.2	$(30.1)

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statement of Stockholders' Equity
($ and shares in millions)
(unaudited)	Three Months Ended	Year Ended
	March 31	December 31
	2019	2018
Common shares:
Balance at beginning of year	50.0	49.2
Issuance of shares	0.1	0.8
Balance at period ended	50.1	50.0

Treasury shares:
Balance at beginning of year	(6.8)	(6.8)
Balance at period ended	(6.8)	(6.8)

Common stock:
Balance at beginning of year	$125.0	$123.0
Issuance of shares	0.3	2.0
Balance at period ended	125.3	125.0

Treasury stock:
Balance at beginning of year	$(117.0)	$(116.8)
Shares acquired on stock award exercises and vested restricted shares	(0.5)	(0.2)
Balance at beginning of year and period ended	(117.5)	(117.0)

Additional paid-in capital:
Balance at beginning of year	$194.2	$171.8
Issuance of common stock	0.7	13.3
Stock awards granted	3.5	9.1
Balance at period ended	198.4	194.2

Accumulated other comprehensive income:
Balance at beginning of the year	$(96.4)	$3.8
Cumulative effect of change in accounting for equity securities and other invested assets and reclassification of stranded tax effects as of January 1, 2018	—	(63.9)
Change in unrealized losses on available-for-sale investments, net of tax	27.2	(38.3)
Change in unrecognized benefit plan obligations, net of tax	0.6	2.0
Balance at period ended	(68.6)	(96.4)

Retained earnings:
Balance at beginning of year	$712.7	$653.2
Cumulative effect of change in accounting for equity securities and other invested assets and reclassification of stranded tax effects as of January 1, 2018	—	63.9
Net income	49.4	12.8
Cash dividends paid	(4.4)	(17.2)
Balance at period ended	757.7	712.7
Total stockholders' equity at period ended	$895.3	$818.5

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flow
($ in millions)
(unaudited)	Three months ended
	March 31
	2019	2018
Cash flows from operating activities:
Net income (loss)	$49.4	$(2.1)
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Depreciation and amortization, net	3.1	2.9
Share-based compensation	3.8	2.3
Net investment (gain) loss	(44.9)	11.8
Changes in operating assets and liabilities:
Deferred policy acquisition costs	(2.5)	5.2
Accrued investment income and other assets	(4.1)	(3.8)
Postretirement and pension benefits	(0.1)	(0.3)
Other liabilities and due to/from affiliates, net	(33.7)	6.3
Reinsurance recoverable on losses and loss expenses payable and prepaid reinsurance premiums	0.8	(1.2)
Losses and loss expenses payable	(17.9)	(8.0)
Unearned premiums	3.3	(22.6)
Deferred tax expense on share-based awards	0.2	—
Federal income taxes	12.2	(1.2)
Net cash used in operating activities	(30.4)	(10.7)
Cash flows from investing activities:
Purchases of fixed maturities available-for-sale	(137.2)	(99.0)
Purchases of equity securities	(19.5)	(61.5)
Purchases of other invested assets	(1.0)	(0.5)
Maturities, calls and pay downs of fixed maturities available-for-sale	125.9	55.5
Sales of fixed maturities available-for-sale	65.6	15.3
Sales of equity securities	12.7	65.1
Sales of other invested assets	0.3	0.3
Net cash provided by (used in) investing activities	46.8	(24.8)
Cash flows from financing activities:
Proceeds from issuance of common stock	1.0	9.3
Payments to acquire treasury stock	(0.5)	(0.1)
Payment of dividends	(4.4)	(4.3)
Payment of prepayment fee	—	—
Net cash (used in) provided by financing activities	(3.9)	4.9
Net increase (decrease) in cash and cash equivalents	12.5	(30.6)
Cash and cash equivalents at beginning of period	59.8	91.5
Cash and cash equivalents at end of period	$72.3	$60.9
Supplemental disclosures:
Interest paid (affiliates $0.2 and $0.2, respectively)	$1.7	$1.6

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Net Investment Income
($ in millions)
(unaudited)
	3/31/2018	6/30/2018	9/30/2018	12/31/2018	3/31/2019
Quarter to Date
Gross investment income:
Fixed maturities	$15.0	$14.9	$15.1	$15.0	$15.4
TIPS	1.1	2.0	1.3	0.9	(0.3)
Total fixed maturities	16.1	16.9	16.4	15.9	15.1
Equity securities	2.5	3.1	3.0	4.8	2.8
Other	1.7	1.8	1.7	2.0	1.7
Total gross investment income	20.3	21.8	21.1	22.7	19.6
Less: Investment expenses	0.4	0.3	0.3	—	0.2
Net investment income	$19.9	$21.5	$20.8	$22.7	$19.4

Year to Date
Gross investment income:
Fixed maturities	$15.0	$29.9	$45.0	$60.0	$15.4
TIPS	1.1	3.1	4.4	5.3	(0.3)
Total fixed maturities	16.1	33.0	49.4	65.3	15.1
Equity securities	2.5	5.6	8.6	13.4	2.8
Other	1.7	3.5	5.2	7.2	1.7
Total gross investment income	20.3	42.1	63.2	85.9	19.6
Less: Investment expenses	0.4	0.7	1.0	1.0	0.2
Net investment income	$19.9	$41.4	$62.2	$84.9	$19.4

	3/31/2018	6/30/2018	9/30/2018	12/31/2018	3/31/2019
TIPS, fair value	$147.4	$156.5	$143.8	$142.3	$147.0
TIPS, book value	$140.7	$150.6	$140.8	$141.2	$140.5

Net Investment Gain (Loss)
($ in millions)
unaudited	Three months ended March 31
	2019	2018
Realized gains on sales of securities:
Fixed maturities	$0.1	$0.4
Equity securities	0.3	3.3
Other invested assets	—	0.1
Total realized gains	0.4	3.8
Realized losses on sales of securities:
Sales of equity securities	(2.2)	(0.2)
Total realized losses	(2.2)	(0.2)
Net realized (loss) gain on investments	$(1.8)	$3.6

Net unrealized gain (loss) on investments(1):
Equity securities	44.1	(14.6)
Other invested assets	3.9	(0.7)
Net unrealized gain (loss) on investments	48.0	(15.3)
Other net realized loss	$(1.3)	$—
Net investment gain (loss)	$44.9	$(11.7)
(1) Unrealized holding losses recognized during the period on securities held at the reporting date

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Income Taxes
($ in millions)
(unaudited)
The following table sets forth the tax effects of temporary differences that give rise to significant portions of deferred tax assets and deferred tax liabilities:
	March 31	December 31
	2019	2018
Deferred tax assets:
Unearned premiums not currently deductible	$24.4	$24.3
Losses and loss expenses payable discounting	19.5	19.9
Postretirement and pension benefits	21.3	21.4
Net unrealized holding losses on investments	—	6.2
Realized loss on other-than-temporary impairment	2.0	1.9
Other liabilities	12.3	14.8
Net operating loss carryforward	15.2	15.1
Tax credit carryforwards	2.3	2.7
Other	2.0	1.6
Total deferred tax assets	99.0	107.9
Deferred tax liabilities:
Deferral of policy acquisition costs	21.9	21.4
Net unrealized holding gains on investments	11.0	—
Losses and loss expenses payable discounting (transition rule)	8.4	8.7
Total deferred tax liabilities	41.3	30.1
Net deferred federal income taxes	$57.7	$77.8

The following table sets forth the components of federal income tax expense (benefit):
	Three months ended March 31
	2019	2018
Income (loss) before federal income taxes	$61.6	$(3.3)
Federal income tax expense (benefit):
Current	(0.4)	(1.0)
Deferred	12.6	(0.2)
Total federal income tax expense (benefit)	12.2	(1.2)
Net income (loss)	$49.4	$(2.1)

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

SAP Personal Insurance Segment Results
($ in millions)
Three Months Ended March 31, 2019	Personal Auto	Homeowners	Other Personal	Total

Net written premiums	$107.7	$64.4	$8.4	$180.5
Net earned premiums	105.4	68.7	7.4	181.5
Losses and LAE incurred:
Cat loss and ALAE	0.9	12.4	0.7	14.0
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(6.8)	0.6	(0.7)	(6.9)
Current accident year non-cat loss and ALAE	65.8	29.9	4.4	100.1
Total non-cat loss and ALAE	59.0	30.5	3.7	93.2
Total Loss and ALAE	59.9	42.9	4.4	107.2
ULAE	7.2	5.2	0.3	12.7
Total Loss and LAE	67.1	48.1	4.7	119.9
Underwriting expenses	32.7	21.8	2.9	57.4
Net underwriting gain (loss)	$5.6	$(1.2)	$(0.2)	$4.2

Cat loss and ALAE ratio	0.8%	18.1%	9.6%	7.7%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(6.5)%	0.9%	(8.9)%	(3.8)%
Current accident year non-cat loss and ALAE ratio	62.4%	43.6%	58.6%	55.2%
Total non-cat loss and ALAE ratio	55.9%	44.5%	49.7%	51.4%
Total Loss and ALAE ratio	56.7%	62.6%	59.3%	59.1%
ULAE ratio	6.8%	7.5%	4.1%	7.0%
Total Loss and LAE ratio	63.5%	70.1%	63.4%	66.1%
Expense ratio	30.4%	33.7%	34.6%	31.8%
Combined ratio	93.9%	103.8%	98.0%	97.9%

($ in millions)
Three Months Ended March 31, 2018	Personal Auto	Homeowners	Other Personal	Total

Net written premiums	$101.9	$54.3	$5.5	$161.7
Net earned premiums	93.5	57.9	4.9	156.3
Losses and LAE incurred:
Cat loss and ALAE	0.1	4.7	0.4	5.2
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(4.0)	(2.8)	0.2	(6.6)
Current accident year non-cat loss and ALAE	66.9	28.4	2.0	97.3
Total non-cat loss and ALAE	62.9	25.6	2.2	90.7
Total Loss and ALAE	63.0	30.3	2.6	95.9
ULAE	5.0	4.0	0.3	9.3
Total Loss and LAE	68.0	34.3	2.9	105.2
Underwriting expenses	28.9	18.2	2.3	49.4
Net underwriting (loss) gain	$(3.4)	$5.4	$(0.3)	$1.7

Cat loss and ALAE ratio	0.1%	8.2%	7.9%	3.4%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(4.3)%	(4.8)%	4.8%	(4.2)%
Current accident year non-cat loss and ALAE ratio	71.6%	49.0%	40.9%	62.2%
Total non-cat loss and ALAE ratio	67.3%	44.2%	45.7%	58.0%
Total Loss and ALAE ratio	67.4%	52.4%	53.6%	61.4%
ULAE ratio	5.2%	6.9%	5.2%	5.9%
Total Loss and LAE ratio	72.6%	59.3%	58.8%	67.3%
Expense ratio	28.4%	33.6%	42.5%	30.6%
Combined ratio	101.0%	92.9%	101.3%	97.9%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

SAP Commercial Insurance Segment Results
($ in millions)
Three months ended March 31, 2019	Commercial Auto	Small Commercial Package	Middle Market Commercial	Workers' Comp	Farm & Ranch	Other Commercial	Total

Net written premiums	$24.0	$30.5	$34.2	$19.5	$12.4	$4.5	$125.1
Net earned premiums	19.7	29.6	30.7	20.5	11.8	4.1	116.4
Losses and LAE incurred:
Cat loss and ALAE	0.1	1.5	1.3	—	0.3	—	3.2
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(1.5)	(4.8)	(3.1)	(4.5)	(0.4)	(1.0)	(15.3)
Current accident year non-cat loss and ALAE	11.9	15.9	26.0	13.6	5.1	2.1	74.6
Total non-cat loss and ALAE	10.4	11.1	22.9	9.1	4.7	1.1	59.3
Total Loss and ALAE	10.5	12.6	24.2	9.1	5.0	1.1	62.5
ULAE	1.3	1.8	1.3	1.6	0.6	0.2	6.8
Total Loss and LAE	11.8	14.4	25.5	10.7	5.6	1.3	69.3
Underwriting expenses	10.7	12.5	14.2	7.4	6.2	2.0	53.0
Net underwriting (loss) gain	$(2.8)	$2.7	$(9.0)	$2.4	$—	$0.8	$(5.9)

Cat loss and ALAE ratio	0.4%	5.1%	4.3%	—%	2.2%	—%	2.7%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(7.3)%	(16.2)%	(10.2)%	(22.0)%	(3.7)%	(23.5)%	(13.1)%
Current accident year non-cat loss and ALAE ratio	60.2%	53.8%	84.7%	66.4%	43.0%	52.6%	64.1%
Total non-cat loss and ALAE ratio	52.9%	37.6%	74.5%	44.4%	39.3%	29.1%	51.0%
Total Loss and ALAE ratio	53.3%	42.7%	78.8%	44.4%	41.5%	29.1%	53.7%
ULAE ratio	6.6%	6.1%	4.2%	8.1%	5.0%	4.4%	5.9%
Total Loss and LAE ratio	59.9%	48.8%	83.0%	52.5%	46.5%	33.5%	59.6%
Expense ratio	44.8%	41.0%	41.5%	37.9%	50.0%	44.6%	42.4%
Combined ratio	104.7%	89.8%	124.5%	90.4%	96.5%	78.1%	102.0%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Three months ended March 31, 2018	Commercial Auto	Small Commercial Package	Middle Market Commercial	Workers' Comp	Farm & Ranch	Other Commercial	Total

Net written premiums	$18.6	$30.4	$29.1	$24.4	$11.5	$4.1	$118.1
Net earned premiums	18.4	30.4	28.6	22.8	11.0	3.7	114.9
Losses and LAE incurred:
Cat loss and ALAE	—	3.2	1.5	—	(0.1)	—	4.6
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(3.5)	(0.5)	(2.5)	(2.3)	0.3	(1.2)	(9.7)
Current accident year non-cat loss and ALAE	12.4	18.2	21.5	15.1	4.2	2.0	73.4
Total non-cat loss and ALAE	8.9	17.7	19.0	12.8	4.5	0.8	63.7
Total Loss and ALAE	8.9	20.9	20.5	12.8	4.4	0.8	68.3
ULAE	1.2	1.3	1.5	2.3	0.3	0.3	6.9
Total Loss and LAE	10.1	22.2	22.0	15.1	4.7	1.1	75.2
Underwriting expenses	8.1	13.8	11.3	8.0	4.8	2.0	48.0
Net underwriting (loss) gain	$0.2	$(5.6)	$(4.7)	$(0.3)	$1.5	$0.6	$(8.3)

Cat loss and ALAE ratio	—%	10.7%	5.1%	—%	(0.5)%	(0.2)%	4.1%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(18.9)%	(1.5)%	(8.8)%	(10.0)%	2.9%	(33.8)%	(8.4)%
Current accident year non-cat loss and ALAE ratio	67.2%	59.4%	75.7%	66.2%	37.4%	55.7%	63.7%
Total non-cat loss and ALAE ratio	48.3%	57.9%	66.9%	56.2%	40.3%	21.9%	55.3%
Total Loss and ALAE ratio	48.3%	68.6%	72.0%	56.2%	39.8%	21.7%	59.4%
ULAE ratio	6.3%	4.2%	5.3%	9.8%	3.0%	8.0%	6.0%
Total Loss and LAE ratio	54.6%	72.8%	77.3%	66.0%	42.8%	29.7%	65.4%
Expense ratio	43.8%	45.4%	39.0%	33.1%	41.7%	47.2%	40.7%
Combined ratio	98.4%	118.2%	116.3%	99.1%	84.5%	76.9%	106.1%

SAP Insurance Segment Results
($ in millions)
(unaudited)
Three months ended March 31, 2019	Personal & Commercial	Specialty run-off	Total

Net written premiums	$305.6	$0.4	$306.0
Net earned premiums	297.9	4.8	302.7
Losses and LAE incurred:
Cat loss and ALAE	17.2	0.5	17.7
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(22.2)	1.3	(20.9)
Current accident year non-cat loss and ALAE	174.7	4.0	178.7
Total non-cat loss and ALAE	152.5	5.3	157.8
Total Loss and ALAE	169.7	5.8	175.5
ULAE	19.5	(0.4)	19.1
Total Loss and LAE	189.2	5.4	194.6
Underwriting expenses	110.4	0.8	111.2
Net underwriting loss	$(1.7)	$(1.4)	$(3.1)

Cat loss and ALAE ratio	5.8%	N/M(1)	5.9%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(7.4)%	N/M	(6.9)%
Current accident year non-cat loss and ALAE ratio	58.6%	N/M	59.0%
Total non-cat loss and ALAE ratio	51.2%	N/M	52.1%
Total Loss and ALAE ratio	57.0%	N/M	58.0%
ULAE ratio	6.6%	N/M	6.3%
Total Loss and LAE ratio	63.6%	N/M	64.3%
Expense ratio	36.1%	N/M	36.4%
Combined ratio	99.7%	N/M	100.7%

(1) N/M = Not Meaningful

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Three months ended March 31, 2018	Personal & Commercial	Specialty run-off	Total

Net written premiums	$279.8	$12.4	$292.2
Net earned premiums	271.2	43.7	314.9
Losses and LAE incurred:
Cat loss and ALAE	9.8	—	9.8
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(16.3)	0.3	(16.0)
Current accident year non-cat loss and ALAE	170.7	30.0	200.7
Total non-cat loss and ALAE	154.4	30.3	184.7
Total Loss and ALAE	164.2	30.3	194.5
ULAE	16.2	2.2	18.4
Total Loss and LAE	180.4	32.5	212.9
Underwriting expenses	97.4	9.6	107.0
Net underwriting (loss) gain	$(6.6)	$1.6	$(5.0)

Cat loss and ALAE ratio	3.7%	(0.1)%	3.1%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(6.0)%	0.7%	(5.1)%
Current accident year non-cat loss and ALAE ratio	62.9%	68.7%	63.8%
Total non-cat loss and ALAE ratio	56.9%	69.4%	58.7%
Total Loss and ALAE ratio	60.6%	69.3%	61.8%
ULAE ratio	5.9%	5.0%	5.8%
Total Loss and LAE ratio	66.5%	74.3%	67.6%
Expense ratio	34.9%	77.2%	36.7%
Combined ratio	101.4%	151.5%	104.3%

The following table provides a reconciliation of our statutory underwriting results to GAAP consolidated income before federal income taxes for the three months ended March 31, 2019 and 2018:

($ millions)	YTD 2019	YTD 2018
Segment income before federal income taxes:
Insurance operations:
Personal insurance SAP underwriting gain	$4.2	$1.7
Commercial insurance SAP underwriting loss	(5.9)	(8.3)
Specialty run-off	(1.4)	1.6
Total insurance operations	(3.1)	(5.0)
Investment operations:
Net investment income	19.4	19.9
Net investment gain (loss)	44.9	(11.7)
Total investment operations	64.3	8.2
All other segments income	0.1	0.1
Reconciling items:
GAAP adjustments	4.1	(4.0)
Interest expense on corporate debt	1.2	1.6
Corporate expenses	(5.0)	(4.2)
Total reconciling items	0.3	(6.6)
Total consolidated income (loss) before federal income taxes	$61.6	$(3.3)